Exhibit 99.1

News Release For Immediate Release, Page 1 of 2

Cboe Global Markets to List Its Common Stock Exclusively on Cboe

•	Company plans to transfer its primary stock exchange listing from Nasdaq on September 17, 2018
•	Ticker symbol to remain “CBOE”

CHICAGO -- August 2, 2018 -- Cboe Global Markets, Inc. (Cboe: CBOE | Nasdaq: CBOE), one of the world’s largest exchange holding companies, today announced plans to transfer the primary listing of its common stock to Cboe BZX Equities Exchange (Cboe).

Currently, Cboe shares are dual-listed on both Cboe and the Nasdaq Global Select Market (Nasdaq).   Cboe plans to delist from Nasdaq effective September 14, 2018, after the market close, and begin to list solely on Cboe on September 17, 2018, under its existing ticker symbol, “CBOE.”

“We’re proud to exclusively list our stock on our own listing venue.  This action leverages the strengths of Cboe Global Markets as a leading equities operator,” said Ed Tilly, Chairman and Chief Executive Officer of Cboe Global Markets.  “As we prepare to make this step, we thank Nasdaq for their partnership over the last eight years.”

Cboe operates a leading listing venue for exchange-traded products (ETPs) with 278 U.S. ETPs listed from 54 issuers, as of July 31, 2018.  This is the first corporate listing to transfer to Cboe.

The first organized U.S. listed options exchange, Cboe opened in 1973 as a non-stock corporation owned by its members. Following demutualization, CBOE Holdings, Inc., parent of the then-Chicago Board Options Exchange, Incorporated,  completed an initial public offering of its shares on June 18, 2010.  Cboe changed its legal name from CBOE Holdings, Inc., to Cboe Global Markets, Inc., seven years later, in October 2017, following the February 2017 acquisition of Bats Global Markets, Inc.

About Cboe Global Markets, Inc.

Cboe Global Markets, Inc. (Cboe: CBOE | Nasdaq: CBOE) is one of the world’s largest exchange holding companies, offering cutting-edge trading and investment solutions to investors around the world. The company is committed to relentless innovation, connecting global markets with world-class technology, and providing seamless solutions that enhance the customer experience.

Cboe offers trading across a diverse range of products in multiple asset classes and geographies, including options, futures, U.S. and European equities, exchange-traded products (ETPs), global foreign exchange (FX) and multi-asset volatility products based on the Cboe Volatility Index (VIX Index), the world’s barometer for equity market volatility.

Cboe’s trading venues include the largest options exchange in the U.S. and the largest stock exchange by value traded in Europe.  In addition, the company is the second-largest stock exchange operator in the U.S. and a leading market globally for ETP trading.

The company is headquartered in Chicago with offices in Kansas City, New York, London, San Francisco, Singapore, Hong Kong and Quito, Ecuador.  For more information, visit www.cboe.com.

—More—	@Cboe | | |

Exhibit 99.1

News Release For Immediate Release, Page 2 of 2

	Media Contacts		Analyst Contact

Suzanne Cosgrove	Hannah Randall	Stacie Fleming	Debbie Koopman
+1-312-786-7123	+1-646-856-8809	+44-20-7012-8950	+1-312-786-7136
cosgrove@cboe.com	hrandall@cboe.com	sfleming@cboe.com	koopman@cboe.com

CBOE-C

CBOE-OE

Cboe®, Cboe Volatility Index® and VIX® are registered trademarks and Cboe Global MarketsSM is a service mark of Cboe Exchange, Inc.   All other trademarks and service marks are the property of their respective owners.

Cautionary Statements Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negative of these terms and other comparable terminology. All statements that reflect our expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements.

We operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Some factors that could cause actual results to differ include: the loss of our right to exclusively list and trade certain index options and futures products; economic, political and market conditions; compliance with legal and regulatory obligations; price competition and consolidation in our industry; decreases in trading volumes, market data fees or a shift in the mix of products traded on our exchanges; legislative or regulatory changes; increasing competition by foreign and domestic entities; our dependence on and exposure to risk from third parties; our index providers’ ability to maintain the quality and integrity of their indexes and to perform under our agreements; our ability to operate our business without violating the intellectual property rights of others and the costs associated with protecting our intellectual property rights; our ability to attract and retain skilled management and other personnel, including those experienced with post-acquisition integration; our ability to accommodate trading volume and transaction traffic, including significant increases, without failure or degradation of performance of our systems; our ability to protect our systems and communication networks from security risks, including cyber-attacks and unauthorized disclosure of confidential information; challenges to our use of open source software code; our ability to meet our compliance obligations, including managing potential conflicts between our regulatory responsibilities and our for-profit status; damage to our reputation; the ability of our compliance and risk management methods to effectively monitor and manage our risks; our ability to manage our growth and strategic acquisitions or alliances effectively; unanticipated difficulties or expenditures relating to the acquisition of Bats Global Markets, Inc., including, without limitation, difficulties that result in the failure to realize expected synergies, accretion, efficiencies and cost savings from the acquisition within the expected time period (if at all), whether in connection with integration, migrating trading platforms, broadening distribution of product offerings or otherwise; restrictions imposed by our debt obligations; our ability to maintain an investment grade credit rating; potential difficulties in our migration of trading platforms and our ability to retain employees as a result of the acquisition; and the accuracy of our estimates and expectations. More detailed information about factors that may affect our actual results to differ may be found in our filings with the SEC, including in our Annual Report on Form 10-K for the year ended December 31, 2017 and other filings made from time to time with the SEC.

We do not undertake, and we expressly disclaim, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

###	@Cboe | | |